Dreyfus
Short-Intermediate
Municipal
Bond Fund

Annual Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus Short-Intermediate Municipal Bond Fund for the 12-month period ended March 31, 1999. Your fund produced a total return, including share price changes and dividend income generated, of 4.23%,* and a tax-free distribution rate per share of 4.15%.**

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your fund's fiscal period; however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the Federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment

   Moderating economic growth in the U.S., a negligible rate of inflation and relatively low interest rates continue to foster a positive atmosphere for municipal bonds. As measured by commonly accepted indexes, municipal bond yields have moved very little over the last six-month period, compared to yields of U.S. Treasury bonds. Treasuries, of course, were affected uniquely because of the safe haven they provided during the economic and currency collapses of several foreign countries; lately there has been some liquidation of Treasuries as recovery in several foreign nations began, thus their price movements have been more volatile.


   Municipal yields continue to be historically generous vis-a-vis Treasury bond yields, and that lends support to current price levels. Presently, municipal bonds with maturities of 20 years and longer provide federally tax-free yields that exceed 90% of the taxable yields provided by Treasury bonds with comparable maturities. Also helping to firm up price levels of municipal bonds is a shortage of supply in the new-issue market. So far in 1999, newly marketed issues amount to just 77% of 1998's volume. Some reduction in 1999 is expected when compared to 1998, when a number of refundings helped to swell that year's total issuance to $284 billion, but at this time new issues are running somewhat behind expectations for 1999.

   Demand continues to be sparked by the after-tax benefits of municipal bond ownership, recognized mainly by individuals and crossover buyers, the latter being buyers who commonly operate in both taxable and tax-exempt markets, depending on yield ratios and after-tax benefits. Institutional demand is not especially strong right now, and that demand is very specific, centering on coupon, maturity and several technical features. With supply and demand well balanced, and no discernible indications of rising inflation and higher interest rates, it appears that the municipal environment will continue to be hospitable.

Portfolio Focus

   Portfolio decisions in the fund have remained consistent with those of the past. We held many existing positions that were more attractive to us than those available in the market. Holding existing positions shortened the time remaining to maturity on those securities and thereby created an opportunity to add issues with slightly longer maturities that can bolster the portfolio's income performance.

   In a separate trading strategy closer in on the yield curve, we sold securities which had an early-2000 weighted average maturity, and replaced them with securities having maturities in mid- to late 2001, which increased our yield 100 basis points on those transactions: those transactions increased the fund's overall yield by six basis points. Additionally, the portfolio continued to benefit from its exposure to New York City and New York State credits. Recently, an increased allocation to industrial development debt also improved performance.

   Included in this report is a series of detailed statements about your fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued participation in the fund and The Dreyfus Corporation.

                                            Very truly yours,

                                            /s/ Richard J. Moynihan

                                            Richard J. Moynihan
                                            Director, Municipal Portfolio
                                                    Management
                                            The Dreyfus Corporation

April 19, 1999 New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Short-Intermediate Municipal Bond Fund                   March 31, 1999
-------------------------------------------------------------------------------
         COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
                   SHORT-INTERMEDIATE MUNICIPAL BOND FUND AND
                THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX

Dollars

$22,179
Lehman Brothers 10-Year
Municipal Bond Index*

$17,153
Dreyfus Short-Intermediate
Municipal Bond Fund

*Source: Lehman Brothers

Average Annual Total Returns
-------------------------------------------------------------------------------

         One Year Ended           Five Years Ended          Ten Years Ended
         March 31, 1999            March 31, 1999            March 31, 1999
        ----------------          ----------------          ----------------
             4.23%                      4.50%                     5.54%

----------------
Presented above is a comparison of the Fund's 10-year historical performance with that of the Lehman Brothers 10-Year Municipal Bond Index, a broad-based, publicly available market Index. This Lehman Brothers 10-Year Municipal Bond Index has been selected because currently there is no publicly available Index that is truly representative of the "short-intermediate" municipal bond market.

The Fund invests primarily in short-intermediate municipal securities and maintains a portfolio with a weighted-average maturity ranging between 2 and 3 years. The Fund's performance shown in the line graph takes into account fees and expenses. The Lehman Brothers 10-Year Municipal Bond Index, unlike the Fund, is an unmanaged total return performance benchmark for the investment-grade, 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses.

As a general rule, the longer a bond's maturity, the higher the yield. As the Lehman Brothers Index being used is a 10-Year Index, under normal market conditions, the Index should outperform the Fund's portfolio.

The above graph compares a $10,000 investment made in Dreyfus
Short-Intermediate Municipal Bond Fund on 3/31/89 to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

   Past performance is not predictive of future performance. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                                         March 31, 1999

                                                                                     Principal
Long-Term Municipal Investments--103.5%                                                Amount           Value
-------------------------------------------------------------------------------     ------------    ------------
Alaska--4.4%
Alaska Student Loan Corp., Student Loan Revenue:
   5.25%, 7/1/1999 (Insured; AMBAC)............................................     $  3,100,000    $  3,114,415
   5.25%, 7/1/2001 (Insured; AMBAC)............................................        1,000,000       1,031,140

North Slope Borough:
   Zero Coupon, 6/30/1999 (Insured; MBIA)......................................        1,000,000         992,100
   Zero Coupon, 6/30/1999 (Insured; MBIA)......................................        4,000,000       3,968,400
   Zero Coupon, 6/30/2000 (Insured; MBIA)......................................        2,500,000       2,395,400
   Zero Coupon, 6/30/2001 (Insured; MBIA)......................................        2,000,000       1,838,600

California--2.9%
Sacramento County Housing Authority, MFHR:
   (Oars Apartments) 4.80%, 12/15/2000 (LOC; Dai Ichi Kangyo Bank).............        5,850,000       5,882,877
   (Rancho Natamos Apartment) 4.80%, 12/15/2000 (LOC; Dai Ichi Kangyo Bank)....        3,000,000       3,006,420

Colorado--.9%
Denver City and County Airport, Revenue, Refunding:
   5.05%, 11/15/2000...........................................................        1,495,000       1,520,056
   5.10%, 11/15/2001...........................................................        1,160,000       1,186,193

Connecticut--4.8%
Connecticut Development Authority:
   First Mortgage Gross Revenue, Refunding
      (Health Care Project-Elim Park Baptist) 4.70%, 12/01/2001................        1,765,000       1,771,919
   Health Care Revenue
      (Jerome Home Project) 8%, 11/01/2019 (Prerefunded 11/1/1999) (a).........        1,845,000       1,931,715

Connecticut Resources Recovery Authority, RRR
   (American Fuel Company) 3.80%, 11/15/1999...................................        6,750,000       6,749,460

Greenwich Housing Authority, MFHR (Greenwich Close):
   4.90%, 9/1/1999.............................................................        205,000           205,238
   5.15%, 9/1/2000.............................................................        220,000           220,884
   5.35%, 9/1/2001.............................................................        230,000           231,488
   5.55%, 9/1/2002.............................................................        245,000           247,183
   5.95%, 9/1/2006.............................................................        310,000           315,930
   6.05%, 9/1/2007.............................................................        330,000           336,953

Mashantucket Western Pequot Tribe, Special Revenue
   6.25%, 9/1/2001 (b).........................................................        2,500,000       2,657,775

District of Columbia--.3%
District of Columbia Redevelopment Land Agency, Special Tax Revenue
   (Washington D.C. Sports Arena) 5.40%, 11/1/2000.............................        750,000           768,840

Florida--5.9%
Escambia County Health Facilities Authority, Health Facilities Revenue, Refunding
   (Azalea Trace Inc.):
      4.75%, 1/1/2000..........................................................        790,000           794,922
      5%, 1/1/2001.............................................................        830,000           843,703
      5.10%, 1/1/2002..........................................................        870,000           889,532

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                     Principal
Long-Term Municipal Investments (continued)                                            Amount           Value
-------------------------------------------------------------------------------     ------------    ------------
Florida (continued)
Florida Housing Finance Agency, Multi-Family Housing:
   5.35%, Series E, 6/1/2000...................................................     $  5,085,000    $  5,095,323
   5.35%, Series F, 6/1/2000...................................................        2,000,000       2,004,060
   5.35%, Series G, 6/1/2000...................................................        3,650,000       3,657,410
   (The Crossings Project) 4.85%, 2/1/2001.....................................        4,500,000       4,524,075

Illinois--3.3%
Illinois Development Finance Authority, Revenue
   (Community Rehabilitation Providers):
      Refunding:
         5.60%, 7/1/2001.......................................................        1,530,000       1,573,100
         5.60%, 7/1/2002.......................................................        1,415,000       1,466,916
      8.50%, 9/1/2010 (Prerefunded 9/1/2000) (a)...............................        2,985,000       3,243,740
Illinois Health Facilities Authority, Revenue:
   (Victory Health Services) Refunding 5%, 8/15/2002...........................        1,590,000       1,633,312
   (Beverly Farm Foundation) 9.125%, 12/15/2015 (Prerefunded 12/15/2000) (a)...        2,000,000       2,241,560

Iowa--.5%
Des Moines, HR, Refunding (Des Moines General Hospital)
   5.05%, 11/15/2000...........................................................        1,545,000       1,582,636

Maryland--3.2%
Frederick County Retirement Community, Revenue (Extras-Buckinghams Choice):
   5.25%, 1/1/2002.............................................................        1,500,000       1,503,150
   5.375%, 1/1/2003............................................................        4,900,000       4,914,749

Maryland State Energy Financing Adminitration, SWDR
   (Wheelabrator Water Projects):
      5.10%, 12/1/1999.........................................................        1,000,000       1,012,020
      5.30%, 12/1/2000.........................................................        1,250,000       1,285,050
      5.45%, 12/1/2001.........................................................        1,000,000       1,040,000

Massachusetts--3.6%
Massachusetts Health & Educational Facilities Authority, Revenue, Refunding
   (Caritas Christi Obligation Group) 5.25%, 7/1/2003..........................        5,730,000       5,872,333

Massachusetts Industrial Finance Agency, Refunding:
   RRR (Odgen) 4.70%, 12/1/2003................................................        3,000,000       3,023,580
   Revenue (Chestnut Knoll) 5%, 2/1/2003.......................................        2,000,000       2,001,980

Michigan--5.1%
Flint Hospital Building Authority, Revenue, Refunding (Hurley Medical Center):
   5.50%, 7/1/1999.............................................................        2,160,000       2,168,791
   5.50%, 7/1/2000.............................................................        1,225,000       1,244,196

Greater Detroit, Resource Recovery Authority, Revenue, Refunding
   5%, 12/13/2000 (Insured; AMBAC).............................................        2,500,000       2,567,825

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                     Principal
Long-Term Municipal Investments (continued)                                           Amount           Value
-------------------------------------------------------------------------------     ------------    ------------
Michigan (continued)
Michigan Hospital Finance Authority, HR, Refunding
   (Genesys Regional Medical):
      5.25%, 10/1/2001.........................................................     $  2,000,000    $  2,050,780
      5.25%, 10/1/2002.........................................................        1,000,000       1,029,780
      5.25%, 10/1/2003.........................................................        2,445,000       2,520,355

Michigan Housing Development Authority, Rental Housing Revenue:
   5%, 10/1/1999 (Insured; MBIA)...............................................        1,915,000       1,926,222
   5.15%, 4/1/2000 (Insured; MBIA).............................................        1,975,000       1,997,002

Mississippi--.8%
Jackson Housing Authority, MFHR
  (Arbor Park Apartment Project) 5.05%, 12/1/2001..............................        2,500,000       2,533,875

New Jersey--4.4%
Bayonne Municipal Utilities Authority, Sewer Project Note
  4.60%, 5/7/1999..............................................................        3,400,000       3,402,618

Monroe Township Municipal Utilities Authority, Water and
  Sewer System Revenue, Refunding
  6.875%, 2/1/2017 (Insured; MBIA).............................................        5,000,000       5,241,400

New Jersey Economic Development Authority, First Mortgage Revenue
   (Cadbury Corp. Project):
      4.80%, 7/1/2001..........................................................        1,565,000       1,575,501
      5%, 7/1/2003.............................................................        1,410,000       1,426,568

New Jersey Health Care Facilities Financing Authority, Revenue
  (Saint Peter's Medical Center) 6%, 7/1/2001 (Insured; MBIA)
  (Prerefunded 7/1/2001) (a)...................................................        1,500,000       1,578,210

New Mexico--2.7%
Albuquerque, Gross Receipts Tax Subordinate Lien (Affordable Housing Project)
  5.375%, 7/1/2001.............................................................        6,125,000       6,145,213

Santa Fe County, Project Revenue
  (El Castillo Retirement) 5.25%, 5/15/2003....................................        2,000,000       2,002,240

New York--30.7%
Long Island Power Authority, Electric System General Revenue
  4.25%, 4/1/2003..............................................................        3,000,000       3,022,500

New York City:
   4.85%, 2/15/2000............................................................        1,340,000       1,358,760
   Refunding 4.85%, 2/15/2000..................................................        1,070,000       1,086,189
   5%, 2/15/2000...............................................................        8,675,000       8,807,554
   Refunding 5%, 2/15/2000.....................................................        8,325,000       8,461,197
   5%, 10/15/2001..............................................................        4,300,000       4,449,296
   5%, 10/15/2001..............................................................        3,200,000       3,301,376
   7.50%, 2/1/2001.............................................................        5,000,000       5,333,900
   5.10%, 2/15/2001............................................................        1,185,000       1,215,774
   Refunding 5.10%, 2/15/2001..................................................          815,000         838,252
   Refunding 5.50%, 8/1/2001...................................................        9,000,000       9,363,150

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                     Principal
Long-Term Municipal Investments (continued)                                           Amount           Value
-------------------------------------------------------------------------------     ------------    ------------
New York (continued)
New York State Dormitory Authority, Revenue:
   Lease, Refunding (State University Dormitory Facilities) 4.875%, 7/1/2000...     $  8,665,000    $  8,830,848
   (Mental Health Services Facilities):
      Refunding 5%, 2/15/2001..................................................        6,985,000       7,148,798
      Refunding 5%, 8/15/2001..................................................        5,785,000       5,951,782
      5%, 2/15/2002............................................................        1,590,000       1,636,587
      Refunding 5%, 2/15/2002..................................................        7,095,000       7,302,884
   Refunding (City University System) 5.10%, 7/1/2001..........................        1,285,000       1,322,445

New York State Energy Research and Development Authority, Service Contract Revenue
   (Western New York Nuclear Service Center Project):
      5%, 4/1/2001.............................................................        1,625,000       1,663,318
      5%, 4/1/2002.............................................................        1,795,000       1,846,552

New York State Housing Finance Agency, Revenue, Refunding
   (Health Facilities-New York City):
      4.85%, 5/1/1999..........................................................        1,080,000       1,081,458
      4.85%, 11/1/1999.........................................................        1,360,000       1,372,838
      5.15%, 5/1/2000..........................................................        1,140,000       1,162,093
      5.15%, 11/1/2000.........................................................        1,430,000       1,467,795

New York State Urban Development Corp., Revenue, Refunding
   (Onondaga County Convention Project) 4.875%, 1/1/2000.......................        1,000,000       1,011,860

Yonkers Industrial Development Agency, Civic Facility Revenue
   (Saint Joseph Hospital Yonkers):
      5.65%, Series A, 3/1/2003................................................        2,500,000       2,540,650
      5.65%, Series B, 3/1/2003................................................          700,000         711,382
      5.65%, Series C, 3/1/2003................................................        1,200,000       1,219,512

North Carolina--3.0%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding:
   5.20%, 1/1/2001.............................................................        5,000,000       5,094,200
   5%, 1/1/2002................................................................        4,000,000       4,074,760

North Dakota--.7%
North Dakota Housing Finance Agency, Revenue
   (Housing Finance Program-Home Mortgage Finance) 4.60%, 1/1/2003.............        2,150,000       2,156,751

Ohio--1.8%
Belmont County, Health System Revenue (East Ohio Regional Hospital):
   4.30%, 1/1/2001 (Insured; ACA)..............................................          800,000         807,144
   4.40%, 1/1/2002 (Insured; ACA)..............................................          900,000         907,956
Montgomery County, HR (Grandview Hospital and Medical Center):
   5.25%, 12/1/2001............................................................        1,900,000       1,869,771
   5.25%, 12/1/2002............................................................        2,070,000       2,020,858

Oklahoma--.4%
Holdenville Industrial Authority, Correctional Facility Revenue
   5.70%, 7/1/2001.............................................................        1,175,000       1,229,485


Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                     Principal
Long-Term Municipal Investments (continued)                                           Amount           Value
-------------------------------------------------------------------------------     ------------    ------------
Pennsylvania--5.5%
Dauphin County General Authority, Revenue
   (Office and Package-Riverfront Office) 5.125%, 1/1/2003.....................     $  2,485,000    $  2,507,141

Delaware County Industrial Development Authority, Revenue, Refunding
   (Resource Recovery Facility) 5.30%, 1/1/2001................................        7,685,000       7,769,996

Lehigh County General Purpose Authority, Revenue
   (Wiley House) 8.75%, 11/1/2014 (Prerefunded; 11/1/1999) (a).................        2,000,000       2,103,700

Philadelphia Hospitals and Higher Education Facilities Authority, HR
   (Pennsylvania Hospital) 5.50%, 7/1/2000.....................................        4,165,000       4,269,125

Rhode Island--1.7%
Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, Refunding
   5%, 7/1/2000 (Insured; AMBAC)...............................................        5,000,000       5,058,550

South Carolina--1.0%
Charleston County Health Facilities, First Mortgage Revenue
   (Episcopal Project) 5.30%, 10/1/2002........................................        3,000,000       3,024,420

South Dakota--2.0%
South Dakota Student Loan Finance Corp., Student Loan Revenue 5.70%, 8/1/1999..        6,000,000       6,047,580

Texas--6.4%
Brazos River Authority, PCR, Refunding
   (Utilities Electric Co.):
      4.15%, 6/18/1999.........................................................        4,000,000       4,000,880
      3.70%, 4/1/2000 (c)......................................................        8,000,000       8,000,000

Northeast Hospital Authority, Revenue, Refunding
   (Northeast Medical Center Hospital):
      5.10%, 5/15/2000.........................................................        1,230,000       1,250,357
      5.25%, 5/15/2001.........................................................        1,300,000       1,335,490
      5.35%, 5/15/2002.........................................................        2,725,000       2,824,953

Tyler Health Facilities Development Corporation, Refunding (Mother Frances Hospital):
   5.25%, 7/1/2001.............................................................          700,000         715,274
   5.25%, 7/1/2002.............................................................        1,200,000       1,233,276

Virginia--3.2%
Harrisonburg Redevelopment & Housing Authority, Lease Purchase Revenue
   4.20%, 3/1/2004.............................................................        5,500,000       5,497,415

Hopewell Industrial Development Authority,
   Health Care Facility Revenue, Refunding:
      (Colonial Heights) 5%, 10/01/1999........................................          145,000         145,663
      (Westport Convalescent Center) 5.15%, 10/1/2000..........................          205,000         207,333

Rockingham County Industrial Development Authority,
   Residential Care Facility, Revenue (First Mortgage-Mennonite) 5.10%, 4/1/2003       3,800,000       3,804,750


Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                     Principal
Long-Term Municipal Investments (continued)                                           Amount           Value
-------------------------------------------------------------------------------     ------------    ------------
U.S. Related--4.3%
Guam Airport Authority, Revenue 5.80%, 10/1/1999...............................     $  1,705,000    $  1,726,176
Virgin Islands Port Authority Airport, Revenue, Refunding:
   4.20%, 9/1/2002.............................................................        2,720,000       2,722,747
   4.35%, 9/1/2003.............................................................        2,830,000       2,837,131

Virgin Islands Public Finance Authority, Revenue, Refunding
   5%, 10/1/2003...............................................................        5,580,000       5,731,384
                                                                                                    ------------
TOTAL INVESTMENTS
   (cost $310,328,404).........................................................           103.5%    $314,469,729
                                                                                          ======    ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................            (3.5%)   $(10,678,856)
                                                                                          ======    ============
NET ASSETS.....................................................................           100.0%    $303,790,873
                                                                                          ======    ============

Summary of Abbreviations
----------------------------------------------------------------------------------------------------------------
ACA        American Capital Access                           MFHR      Multi-Family Housing Revenue
AMBAC      American Municipal Bond Assurance Corporation     PCR       Pollution Control Revenue
HR         Hospital Revenue                                  RRR       Resources Recovery Revenue
LOC        Letter of Credit                                  SWDR      Solid Waste Disposal Revenue
MBIA       Municipal Bond Investors Assurance
             Insurance Corporation

Summary of Combined Ratings (Unaudited)
----------------------------------------------------------------------------------------------------------------
Fitch              or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        -----------------         -------------------
AAA                            Aaa                            AAA                                17.2%
AA                             Aa                             AA                                  8.1
A                              A                              A                                  32.2
BBB                            Baa                            BBB                                26.1
F1                             MIG1/P1                        SP1/A1                              3.7
Not Rated (d)                  Not Rated (d)                  Not Rated (d)                      12.7
                                                                                               ------
                                                                                                100.0%
                                                                                               ======

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, this security amounted to $2,657,775 or .9% of net assets.

(c) Purchsed on a delayed-delivery basis.

(d) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(e) At March 31, 1999, the Fund had $96,636,774 (31.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

                       See notes to financial statements.

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                              March 31, 1999

                                                                                      Cost             Value
                                                                                  -------------    -------------
ASSETS:         Investments in securities--See Statement of Investments........    $310,328,404     $314,469,729
                Interest receivable............................................                        4,110,069
                Receivable for shares of Beneficial Interest subscribed........                           12,600
                Prepaid expenses...............................................                           48,473
                                                                                                   -------------
                                                                                                     318,640,871
                                                                                                   -------------

LIABILITIES:    Due to The Dreyfus Corporation and affiliates..................                          149,203
                Due to Distributor.............................................                           20,809
                Cash overdraft due to Custodian................................                        6,539,325
                Payable for investment securities purchased....................                        8,000,822
                Payable for shares of Beneficial Interest redeemed.............                           47,139
                Accrued expenses...............................................                           92,700
                                                                                                   -------------
                                                                                                      14,849,998
                                                                                                   -------------

NET ASSETS.....................................................................                     $303,790,873
                                                                                                   =============

REPRESENTED BY:  Paid-in capital...............................................                     $305,612,257
                 Accumulated net realized gain (loss) on investments...........                       (5,962,709)
                 Accumulated net unrealized appreciation (depreciation)
                   on investments--Note 4......................................                        4,141,325
                                                                                                   -------------

NET ASSETS.....................................................................                     $303,790,873
                                                                                                   =============

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized).                       23,229,294

NET ASSET VALUE, offering and redemption price per share--Note 3(d)..............                         $13.08
                                                                                                         ======


                                      See notes to financial statements.

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Operations                               Year Ended March 31, 1999

INVESTMENT INCOME

INCOME                        Interest Income................................                    $14,447,619

EXPENSES:                     Management fee--Note 3(a)......................  $ 1,480,921
                              Shareholder servicing costs--Note 3(b).........      445,162
                              Professional fees..............................       58,668
                              Trustees' fees and expenses--Note 3(c).........       58,283
                              Registration fees..............................       52,888
                              Custodian fees.................................       30,213
                              Prospectus and shareholders' reports--Note 3(b)       23,758
                              Loan commitment fees--Note 2...................        1,723
                              Interest expense--Note 2.......................          766
                              Miscellaneous..................................       17,596
                                                                               -----------
                                Total Expenses...............................                      2,169,978
                                                                                                 -----------

INVESTMENT INCOME--NET.......................................................                     12,277,641

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments........  $   460,204
                              Net unrealized appreciation (depreciation)
                                on investments...............................     (618,264)
                                                                               -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.......................                       (158,060)
                                                                                                 -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................                    $12,119,581
                                                                                                 ===========



                       See notes to financial statements.

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                               Year Ended         Year Ended
                                                                             March 31, 1999     March 31, 1998
                                                                            ----------------   ----------------
OPERATIONS:
  Investment income--net................................................      $ 12,277,641       $ 12,622,194
  Net realized gain (loss) on investments...............................           460,204             99,128
  Net unrealized appreciation (depreciation) on investments.............          (618,264)         3,904,464
                                                                              ------------       ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations...        12,119,581         16,625,786
                                                                              ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................       (12,277,641)       (12,622,194)
  Net realized gain on investments......................................            --                (14,169)
                                                                              ------------       ------------
      Total Dividends...................................................       (12,277,641)       (12,636,363)
                                                                              ------------       ------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.........................................        85,065,492         72,622,100
  Dividends reinvested..................................................        10,578,644         10,786,887
  Cost of shares redeemed...............................................       (86,126,925)      (117,979,739)
                                                                              ------------       ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions    9,517,211        (34,570,752)
                                                                              ------------       ------------
        Total Increase (Decrease) in Net Assets.........................         9,359,151        (30,581,329)

NET ASSETS:
  Beginning of Period...................................................       294,431,722        325,013,051
                                                                              ------------       ------------
  End of Period.........................................................      $303,790,873       $294,431,722
                                                                              ============       ============

                                                                                  Shares             Shares
                                                                              ------------       ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................          6,495,980          5,571,759
  Shares issued for dividends reinvested...............................            807,710            827,738
  Shares redeemed......................................................         (6,580,022)        (9,066,324)
                                                                              ------------       ------------
      Net Increase (Decrease) in Shares Outstanding....................            723,668         (2,666,827)
                                                                              ============       ============



                                      See notes to financial statements.

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                         Year Ended March 31,
                                                    ------------------------------------------------------------
PER SHARE DATA:                                        1999          1998         1997         1996       1995
                                                      ------       ------       ------       ------      ------
   Net asset value, beginning of period .......       $13.08       $12.91       $12.97       $12.82      $13.02
                                                      ------       ------       ------       ------      ------
   Investment Operations:

   Investment income--net......................          .54          .55          .56          .58         .57

   Net realized and unrealized gain (loss)
     on investments............................          --           .17         (.06)         .15        (.20)
                                                      ------       ------       ------       ------      ------
   Total from Investment Operations............          .54          .72          .50          .73         .37
                                                      ------       ------       ------       ------      ------
   Distributions:

   Dividends from investment income--net........        (.54)        (.55)        (.56)        (.58)       (.57)
                                                      ------       ------       ------       ------      ------
   Net asset value, end of period .............       $13.08       $13.08       $12.91       $12.97      $12.82
                                                      ======       ======       ======       ======      ======
TOTAL INVESTMENT RETURN........................         4.23%        5.64%        3.96%        5.78%       2.93%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets......         .73%         .76%         .80%         .68%        .70%

   Ratio of net investment income
     to average net assets.....................         4.15%        4.19%        4.33%        4.49%       4.42%

   Decrease reflected in above expense ratios
     due to undertakings by the Manager........         --            --           .02%         .05%        --

   Portfolio Turnover Rate ....................        20.68%       31.12%       47.84%       44.39%      37.38%

   Net Assets, end of period (000's Omitted) ..     $303,791     $294,432     $325,013     $338,061    $380,784


                                        See notes to financial statements.

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Short-Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares which are sold to the public without a sales load.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $5,964,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. If not applied, $3,090,000 of the carryover expires in fiscal 2003 and $2,874,000 expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a redemption credit facility to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The average daily amount of borrowings outstanding during the period ended March 31, 1999 was approximately $18,400 with a related weighted average annualized interest rate of 4.17%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 1999, there was no expense reimbursement pursuant to the Agreement.

   (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended March 31, 1999, the Fund was charged $303,474 pursuant to the Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $87,130 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A .10% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999 amounted to $78,253,141 and $61,041,481, respectively.

   At March 31, 1999, accumulated net unrealized appreciation on investments was $4,141,325 consisting of $4,275,212 gross unrealized appreciation and $133,887 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Short-Intermediate Municipal Bond Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                          Ernst & Young LLP

New York, New York
May 3, 1999

Dreyfus Short-Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1999 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

Dreyfus Short-Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      591AR993